UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): June 6, 2023

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 30, 2023, Diamond Offshore Drilling, Inc. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) for its annual meeting of stockholders to be held on May 10, 2023. After such meeting had occurred, the Company discovered an inadvertent clerical error in the following equity table that appears under the caption “Notes and Narrative Disclosure to 2022 Summary Compensation Table – Stock Awards Column” on page 43 of the Proxy Statement:

	Maximum Number of Performance-Vesting RS/RSUs that Could Vest (#)		Grant-Date Value of Maximum Number of Performance-Vesting RS/RSUs that Could Vest ($)
Name	2022	2021	2022	2021
Bernie Wolford, Jr.	274,528	777,777	117,655	5,358,884
Dominic A. Savarino	85,790	90,531	36,767	792,146
David L. Roland	60,053	90,530	25,737	792,138

In the “Grant-Date Value of Maximum Number of Performance-Vesting RS/RSUs that Could Vest ($)” column for 2022, the Proxy Statement incorrectly stated grant-date value amounts of $117,655, $36,767 and $25,737 for Bernie Wolford, Jr., Dominic A. Savarino and David L. Roland, respectively. The correct grant-date value amounts for such awards for Bernie Wolford, Jr., Dominic A. Savarino and David L. Roland are $1,567,555, $489,861 and $342,903, respectively, as reflected in the corrected table below:

	Maximum Number of Performance-Vesting RS/RSUs that Could Vest (#)		Grant-Date Value of Maximum Number of Performance-Vesting RS/RSUs that Could Vest ($)
Name	2022	2021	2022	2021
Bernie Wolford, Jr.	274,528	777,777	1,567,555	5,358,884
Dominic A. Savarino	85,790	90,531	489,861	792,146
David L. Roland	60,053	90,530	342,903	792,138

The correct grant-date value amounts for such awards were previously reported in other sections of the Proxy Statement, including the first table on page 43 of the Proxy Statement and the “2022 Grants of Plan-Based Awards” table on page 46 of the Proxy Statement. This filing does not change any other information in the Proxy Statement as originally filed and is intended only to correct the inadvertent clerical error described above and conform such disclosure to the information already correctly disclosed elsewhere in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2023	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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